SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 20, 2000



                          THE GREAT TRAIN STORE COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         1-13158                                          75-2539189
(Commission File Number)                    (I.R.S. Employer Identification No.)

14180 Dallas Parkway, Suite 618, Dallas, Texas               75240
(Address of Principal Executive Offices)                   (Zip Code)

                                 (972) 392-1599
              (Registrant's Telephone Number, Including Area Code)

                              _____________________

Item 5.  Other Events

         On May 20, 2000, the Registrant filed unaudited monthly operating reports as of and for the month ended April 30, 2000 with respect to the Registrant and The Great Train Store Partners, L.P., GTS Limited Partner, Inc. and GTS Partner, Inc., all direct or indirect subsidiaries of the Registrant (the "Subsidiaries") with the United States Bankruptcy Court. Attached hereto as
Exhibit 99.1 are such monthly reports as included in the bankruptcy filing referred to above.

Item 7.  Financial Statements and Exhibits

         (c)    Exhibits

                99.1   Monthly   operating   reports  of   the   Registrant  and
                       Subsidiaries as of and for the month ended April 30, 2000, as filed with the United States Bankruptcy Court.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 13, 2000

                                          THE GREAT TRAIN STORE COMPANY



                                          By: /s/ Cheryl A. Taylor
                                              ----------------------------------
                                              Cheryl A. Taylor
                                              Vice President - Finance &
                                              Administration